EXHIBIT 32

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PAID, INC. (the “Company”) on Form 10-Q for the quarter ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in their capacities as CEO and CFO of the Company, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Allan Pratt
Allan Pratt, CEO

/s/ W. Austin Lewis, IV
W. Austin Lewis, IV, CFO

August 14, 2019